Exhibit 99.1
Kraton Polymers LLC 3Q 2007 Earnings Call November 14, 2007

Disclaimers Forward Looking Statements This presentation may include “forward-looking statements” which are statements other than statements of historical fact and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,” “may,” “will,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management 46;s current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix. 2

3Q Performance Overview Total revenues increased by 1% Volumes decreased 4% Paving and Roofing volumes were down 15% from Q3 06 Core product volume outside of Paving and Roofing grew 6% EBITDA decreased 31% to $26 million LTM Bank EBITDA fell 9% to $104 million from 2Q 2007 Cost of Goods per MT increased 15% driven by higher energy costs and monomers Cash grew $15 million to $72 million from 2Q 2007 prior to a $40 million term debt prepayment Decision to rationalize high-cost capacity with closure of SIS unit at Pernis, NL 3

3Q Volume Summary Strong growth (>5%): Personal Care Packaging and Films IR Latex Low-Moderate Growth (0-5%): Adhesives, Sealants, & Coatings Compounding Channels Non-core applications Negative Growth: Paving and Roofing All core end-uses outside of Paving and Roofing experienced positive growth 4

Kraton Volume Growth Quarter YTD Other Non-core Core 6% 5% Paving & Paving & 4% Total Total Roofing 2% Roofing 1% Other Non-core Core -3% -4% -15% 5

North American Paving Summary Central Region Precipitation Asphalt Consumption (TX, OK, KS) (Jan — Aug) 17,799 40 17,453 17,383 64% 16,163 kT inches 25 2004 2005 2006 2007 May — Sept Total Rainfall Source: US EIA Source: National Weather Bureau Normal Rainfall Weather Lower Paving & Roofing volumes due to: High asphalt pricing Lower government spending 6

Innovation Summary New Product Volume Growth Innovation Revenue as a % of Total 37% 34% 34% kT 118% 28% 22% 31 29% 14 12% 9% 5% 3Q YTD 2006 3Q YTD 2007 2005 2006 3Q YTD 07 New Products Improved Products Successful commercialization of innovation 7

Pricing and Margin Summary Quarter YTD ($ /MT) ($/MT) 2,977 2,952 7% 2,845 4% Price 2,788 Price 486 473 -22% 614 -23% Margin 624 Margin 15% 2,491 11% 2,479 Cost of 2,163 Cost of 2,231 Goods Goods 2006 2007 2006 2007 Price increases have only partially offset higher costs driven by monomers and energy costs 8

Pernis SIS Closure Restructuring Cost $2 million Net Annual Savings $6 — $9 million Production moves to Berre/Belpre/Paulinia Capex Required Less than $1 million Start 4Q 2007 Finish 1H 2008 9

Summary Financial Statistics ($ M M ) 3Q Year to Date 2007 2006% 2007 2006 % Sales Volume 96 100 -4% 275 272 1% Sales 284 278 2% 812 775 5% Other 6 10 -42% 20 28 -29% Total Revenues 290 288 1% 832 803 4% Cost of goods sold 244 226 8% 702 636 10% Gross profit 46 62 -25% 130 167 -22% R&D Expense 5 6 -10% 19 19 -3% SG&A Expense 16 19 -17% 49 57 -13% Capex 9 11 -19% 20 28 -30% 10

Revenue Summary Quarter 3Q Highlights ($ MM) 1% 288 290 Weak Paving and Roofing volumes 6 Other 10 offset gains in other end-uses Revenue Euro +7.7% Sales 278 284 Brazilian Real +11.5% Japanese Yen -1.5% 2006 2007 YTD 4% 832 ($ MM) 803 20 3Q 2006 Revenue $288) 28 Price 8) Other Revenue Currency 10) 812 775 Volume (12) Sales By-product sales (4) 3Q 2007 Revenue $290) 2006 2007 11

Volume Summary Quarter -4% kT 100 96 3Q Highlights Strong growth Personal Care (>5%): Packaging and Films IR Latex 2006 2007 Low-Moderate Adhesives, Sealants, YTD Growth (0-5%): & Coatings Compounding 1% Channels kT 275 272 Non-core applications Negative Paving and Roofing Growth: 12 2006 2007

Cost of Goods Sold Trend Quarter 3Q Highlights 15% ($ /MT) $2,491 $/MT $2,163 3Q 2006 Cost of Goods Sold $2,163 Raw Materials and Other 228 Foreign Exchange 100 2006 2007 YTD 3Q 2007 Cost of Goods Sold $2,491 11% $2,479 ($ /MT) $2,231 2006 2007 13

SG&A and R&D Summary Quarter 3Q Highlights -15% ($ MM) 25 R&D 21 6 Cost reduction successes 5 continue to be reflected in SG&A and R&D SG&A 19 16 Lowered expected incentive compensation expense 2006 2007 YTD Savings offset strengthening of functional ($ MM) -11% currencies and Sarbanes- 76 68 Oxley spending R&D 19 19 57 49 SG&A 2006 2007 14

LTM Bank EBITDA — 2Q 2007 vs. 3Q 2007 ($ MM) 114 (3) (13) 4 2 104 2Q 2007 Volume Margin SG&A / R&D Other Items 3Q 2007 See appendix for definition and reconciliation of LTM Bank EBITDA 15

Debt Covenant Status Debt / LTM Adjusted Bank Covenant LTM Adjusted Bank Covenant EBITDA / EBITDA Interest Expense 5.45x 2.56x $4mm $12mm LTM LTM 5.23x Bank Bank EBITDA EBITDA Cushion Cushion 2.25x Covenant Level 3Q 07 Covenant Level 3Q 07 16

Liquidity Status Available Liquidity Before Available Liquidity After $40 Debt Prepayment $40 Debt Prepayment ($ MM) 23% 148 10% 120 120 108 76 Revolver 76 76 Capacity 76 Revolver $40 mm Debt Capacity 40 Prepayment Cash 44 44 32 32 Cash 4Q 2006 3Q 2007 4Q 2006 3Q 2007 17

Kraton Action Plan Implement price increases January 1, 2008 Rationalize unprofitable products Drive down unit costs by implementing Pernis SIS restructuring and pursuing further cost reductions Focus on higher-value, higher-return innovations 18

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Appendix

LTM Bank EBITDA Reconciliation

Kraton

($MM)

	LTM	
	9/30/07	6/30/07
Net Income (Loss)	**$(33)**	**$(20)**
Add back:		
Interest	44	42
Depreciation and Amortization	47	45
Taxes	20	22
EBITDA[1]	**$78**	**$89**
Add back:[2]		
Sponsor fees and expenses	2	2
Plant turnaround costs	3	2
Permitted acquisition costs		
Severance related restructuring charges		1
Specific cost savings expenses	10	7
Schedule 1.1 cost	3	3
Specified other restructuring charges	1	3
Other non-cash charges reducing consolidated net income	7	7
LTM Bank EBITDA[3]	**$104**	**$114**

(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

(2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004, as further amended as of October 21, 2004, as further amended as of February 16, 2006 and as further amended as of May 12, 2006, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility").

(3) LTM Bank EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Bank EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility.

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